UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.             )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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CalAmp Corp.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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See the reverse side of this notice to obtain proxy materials and voting instructions. D18432-P41850 CALAMP CORP. *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on July 29, 2020. CALAMP CORP. 15635 ALTON PARKWAY, SUITE 250 IRVINE, CA 92618 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. Meeting Information Meeting Type: Annual Meeting For holders as of: June 1, 2020 Date: July 29, 2020 Time: 10:00 A.M. Pacific Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/CAMP2020. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CAMP2020 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page).

D18433-P41850 Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 15, 2020 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. NOTICE AND PROXY STATEMENT ANNUAL REPORT Proxy Materials Available to VIEW or RECEIVE: Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/CAMP2020. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Before You Vote How to Access the Proxy Materials How To Vote Please Choose One of the Following Voting Methods

Voting Items

The Board of Directors recommends you vote FOR the following:

1. Election of eight directors to serve until our next Annual Meeting of Stockholders or in each case until his or her successor is duly elected and qualified.

   Nominees:

   1a. A.J. "Bert" Moyer

   1b. Jeffery Gardner

   1c. Scott Arnold

   1d. Jason Cohenour

   1e. Amal Johnson

   1f. Roxanne Oulman

   1g. Jorge Titinger

   1h. Larry Wolfe

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2. Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending February 28, 2021.

3. To approve, on an advisory basis, the compensation of CalAmp's named executive officers ("NEOs"), as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC ("Say-on-Pay").

4. To approve the CalAmp Corp. Amended and Restated 2004 Incentive Stock Plan.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

D18434-P41850